EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Reed’s, Inc., a Delaware corporation (the “Company”) for the year ended December 31, 2012, as amended by Amendments No.1 and No. 2 and as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James Linesch, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

REED’S, INC.

Date: August 16, 2013	By:	/s/ James Linesch
James Linesch Chief Financial Officer (Principal Financial Officer)